UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 24, 2014

Professional Diversity Network, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification Number)
incorporation or
organization)

801 W. Adams Street, Suite 600
Chicago, Illinois 60607
(312) 614-0950
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Professional Diversity Network, Inc. (the “Company”) is filing this Amendment No. 1(this “Amendment”) to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on September 26, 2014 (the “Original 8-K”) disclosing the closing of the Company’s merger transaction with NAPW, Inc. (“NAPW”). This Amendment is being filed solely for the purpose of including the historical audited and unaudited financial statements of NAPW and the pro forma financial information required by Items 9.01 of Form 8-K, which financial statements and unaudited pro forma information are filed as exhibits hereto. Except for the foregoing, this Amendment effects no other changes to the Original 8-K.

Item 9.01. Financial Statement and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited financial statements of NAPW as of and for the years ended December 31, 2013 and December 31, 2012 and the unaudited financial statements of NAPW as of and for the six months ended June 30, 2014 and June 30, 2013, are attached as Exhibit 99.1 and 99.2 to this Amendment, respectively, and are incorporated herein by reference.

 (b)           Pro Forma Financial Information.

The unaudited pro forma financial information of the Company and NAPW as of and for the year ended December 31, 2013 and the six months ended June 30, 2014, in each case reflecting, on a pro forma basis, the merger transaction between the Company and NAPW, are attached as Exhibit 99.4 to this Amendment and are incorporated herein by reference.

 (d)           Exhibits.

Exhibit No.	Description
99.1	Audited Financial Statements of NAPW, Inc. as of and for the years ended December 31, 2013 and December 31, 2012
99.2	Unaudited Financial Statements of NAPW, Inc. as of and for the six months ended June 30, 2014 and June 30, 2013
99.3	Unaudited Pro Forma Combined Financial Information of Professional Diversity Network, Inc. and NAPW, Inc. for the year ended December 31, 2013 and the six months ended June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL DIVERSITY NETWORK, INC.

Date: December 10, 2014	By:	/s/ David Mecklenburger
David Mecklenburger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Financial Statements of NAPW, Inc. as of and for the years ended December 31, 2013 and December 31, 2012
99.2	Unaudited Financial Statements of NAPW, Inc. as of and for the six months ended June 30, 2014 and June 30, 2013
99.3	Unaudited Pro Forma Combined Financial Information of Professional Diversity Network, Inc. and NAPW, Inc. for the year ended December 31, 2013 and the six months ended June 30, 2014